RSI HOLDINGS, INC.
                         8.0% Convertible Note due 2005

October 10, 2000                                                     $250,000.00

     RSI HOLDINGS, INC., a corporation organized and existing under the laws of North Carolina (herein called the "Company"), for value received, hereby promises to pay to MINOR H. MICKEL or her successors or assigns (hereinafter, the "Holder") the principal sum of Two Hundred Fifty Thousand ($250,000) on October 10, 2005 and to pay interest thereon from the date of issuance written above annually on October 10 in each year, (each an Interest Payment Date), at the rate of 8.0% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Holder holding this Note on the Interest Payment Date. Any such interest not so punctually paid or duly provided for will be paid to such Holder on the next following Interest Payment Date or be paid at any time in any other lawful manner. All unpaid interest is convertible, at the option of the Company or the Holder, on the terms provided herein.

     Payment of the principal of and interest on this Note will be made at the office or agency of the Company in Greenville, South Carolina or such other office as the Company may in the future designate (the "Company Office"), provided written notice of such designation is provided to the Holder of this Note at the time of such designation. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company payment of principal and interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register of the Company.

     The Company may voluntarily prepay any or all of the principal amount hereof without premium or penalty. Once borrowed and repaid, principal cannot be re-borrowed.

     No provision of this Note shall require the payment or permit the collection of interest in excess of that permitted by applicable law.

     TRANSFER. The transfer of this Note is registrable in the Company's security register (the "Security Register"), upon surrender of this Note for registration of transfer at the Company Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder hereof or her attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     THE SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAW IN RELIANCE UPON EXEMPTIONS THEREFROM. THE HOLDER MUST HOLD THIS NOTE UNTIL MATURITY OR CONVERSION UNLESS THE SALE OR OTHER TRANSFER THEREOF IS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM SUCH REGISTRATIONS ARE AVAILABLE.

     CONVERSION. At any time prior to the maturity date of the Note, the Holder may opt to convert part or all of this Note into fully-paid and non-assessable shares of the common stock of the Company (the "Common Stock") at a conversion price of $0.075 (Seven and One-Half Cents) per share of Common Stock, subject to


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adjustment as described  herein (the "Conversion  Price").  At the option of the
Holder (upon notice), unpaid interest shall be added to the principal amount of this Note and shall be equally subject to the conversion provisions of this Note.

     The number of shares of Common Stock into which this Note is convertible shall be adjusted from time to time as follows:

     (1) If the Company shall, at any time or from time to time (A) declare or pay any dividend on its Common Stock payable in its Common Stock (a "Stock Dividend"), (B) effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock, by reclassification or otherwise than by payment of a dividend in its Common Stock (a "Stock Split") or
(C) combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise (a "Reverse Stock Split"); then the number of shares of Common Stock into which this Note is convertible shall be adjusted so that the Holder shall receive, upon conversion, the same number of shares of Common Stock such Holder would have received had the Holder converted immediately prior to the Stock Dividend, Stock Split or Reverse Stock Split and then received the benefits of the Stock Dividend, Stock Split or Reverse Stock Split. An adjustment made pursuant to this paragraph (1) shall become effective (A) in the case of any Stock Dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such Stock Dividend, (B) in the case of any such Stock Split, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective or (C) in the case of any Reverse Stock Split, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

     (2) If the Company shall, at any time or from time to time, declare, order, pay or make a dividend or other distribution on its Common Stock, (including, without limitation, any distribution of other or additional securities or property or rights or warrants to subscribe for, at less than fair market value as determined in good faith by the Board of Directors, other securities of the Company or any subsidiary of the Company now existing or hereinafter formed by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) other than a dividend payable in cash or shares of the Company's Common Stock or rights or warrants to subscribe for shares of the Company's Common Stock, then, and in each such case (unless the Holder shall receive any such dividend or other distribution on the same basis as though this Note had been converted into shares of Common Stock immediately prior to the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or other distribution), the number of shares of Common Stock into which this Note is convertible shall be adjusted so that the Holder of this Note shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the number of shares of Common Stock into which this Note was convertible immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution by (B) a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution, and the denominator of which shall be such Fair Market Value per share of Common Stock less the fair value of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) payable in respect of one share of Common Stock. An adjustment made pursuant to this paragraph (3) shall


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be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution.

     For purposes hereof, Fair Market Value shall be the fair market value of the Company's common stock, as determined in good faith by the Board of Directors of the Company

     The Holder may exercise these conversion rights as to a Note or any part thereof by delivering to the Company during regular business hours at the Company Office the Note to be converted along with written notice of the amount to be converted stating that the Holder elects to convert such Note or portion thereof. Conversion shall be deemed to have been effected on the date when such delivery is received by the Company at the Company Office, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter, the Company shall issue and deliver to such Holder, a certificate or certificates for the number of full shares of Common Stock to which such Holder is entitled, a check for cash with respect to any fractional interest in a share of Common Stock, and, in the event of a partial conversion, a replacement Note, which shall be identical to the original Note except that the replacement shall be in a different principal amount and shall indicate the date of issuance of the original Note, the date of issuance of the replacement Note and that the replacement was issued as a replacement for the original as a result of a partial conversion. The Holder shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Company are closed on the date, in which event the Holder shall be deemed to have become a Common Stock shareholder of record on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date.

     No fractional shares of Common Stock or scrip shall be issued upon conversion of the Note. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of the Note, the Company shall pay a cash adjustment in respect of such fractional interest equal to the value of such fractional interest as based on the Conversion Price.

     The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Note, the full number of shares of Common Stock deliverable upon the conversion of all Note from time to time outstanding.

     All shares of Common Stock which may be issued upon conversion of the Note will, upon issuance by the Company, be validly issued, fully paid and nonassessable.

     Upon conversion of the Note, the Holder thereof shall be entitled to receive any unpaid interest accrued (but not added to the principal of the Note) through the Conversion Date.

     CERTAIN NOTICES. In case at any time the Company shall propose to (1) declare any cash dividend upon its Common Stock, (2) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, (3) offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or other rights, (4) reorganize, or reclassify the capital stock of the Company or consolidate, merge or otherwise combine with, or sell all or substantially all of its assets to, another corporation, (5) voluntarily or involuntarily dissolve, liquidate or wind up of the affairs of the Company, or
(6) redeem or purchase any shares of its capital stock or securities convertible into its capital stock, then the Company shall give to the Holder of this Note, by certified or registered mail, (i) at least twenty (20) days' prior written


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notice  of the date on which the books of the  Company  shall  close or a record shall be taken for such dividend,  distribution  or  subscription  rights or for
determining   rights   to  vote  in   respect   of  any   such   reorganization,
reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to any conflicts of laws principals or provisions.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first above written. RSI HOLDINGS, INC.

                                   By:      /s/ Buck A. Mickel
                                            --------------------------------
                                   Name:    Buck A. Mickel
                                   Title:   President and CEO

                      OPTION OF HOLDER TO ELECT CONVERSION

     If you want to elect to have this Note converted in its entirety into Common Stock of the Company as provided above, check the box: ______

     If you want to elect to have only a part of this Note converted into Common Stock of the Company as provided above, state the amount you wish to convert:
$______________


Dated:                            Your Signature:
                                  (Sign exactly as name appears on the other
                                   side of this Security)


STATE OF                                             )
                                                     )
COUNTY OF                                            )

     BEFORE   ME,   the   undersigned,   on   this   day   personally   appeared
____________________________, known to me to be the person, acknowledged to me that he executed this Option of Holder to Elect Conversion.

     GIVEN   UNDER  MY  HAND  AND  SEAL  OF   OFFICE,   this   _______   day  of
_________________, ________.


                                         Notary Public in and for

My Commission Expires: